                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 15, 2000
                Date of Report (Date of Earliest Event Reported)


   Headlands Mortgage Securities Inc. (as Sponsor of the Headlands Home Equity Loan Trust 1998-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1998-2)


                       HEADLANDS MORTGAGE SECURITIES INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

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                  Delaware                            333-28031-3                           68-0397342
                  --------                            -----------                           ----------
(State or Other Jurisdiction of Incorporation)   (Commission File Number)      (I.R.S. Employer Identification No.)
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           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.             Other Events
                    ------------

                    Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1998-2 Revolving Home Equity Loan Asset-Backed Notes Series, 1998-2 (the "Series 1998-2 Notes").

                    The following exhibit which relates specifically to the Series 1998-2 Notes is included with this Current Report:

Item 7(c).          Exhibits
                    --------

                    10.1  Monthly Payment Date Statement distributed to
                          holders of Series 1998-2 Notes dated January 15, 2000.
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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 19, 2000



                                  GREENPOINT MORTGAGE
                                  SECURITIES INC. (SUCCESSOR TO
                                  HEADLANDS MORTGAGE
                                  SECURITIES INC.)



                                  By:      /s/ Gilbert J. MacQuarrie
                                     ------------------------------------------
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       and Principal Accounting Officer)
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                                  EXHIBIT INDEX
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Exhibit Number                                                           Page Number
--------------                                                           -----------

10.1 Monthly Payment Date Statement distributed to holders
     of Series 1998-2 Notes dated January 15, 2000..................          5
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